Exhibit 99.1

Maura Fitzgerald V2.0 Communications 617-426-2222 X110 press@salary.com	Garo Toomajanian Integrated Corporate Relations 781-464-7340 ir@salary.com

Salary.com™ To Acquire Genesys Software Systems, Inc.

Expands Talent Management Offering with the Addition of HR Administration, Benefits, Payroll, and Tax Filing Offerings

WALTHAM, Mass.—December 10, 2008 — Salary.com, Inc. (Nasdaq:SLRY), a recognized leader in on-demand compensation and talent management solutions, today announced that it has signed a definitive agreement to acquire Genesys Software Systems, Inc., a leading provider of on-demand human resource management systems (HRMS), benefits and payroll services.

During its 27 year history, Genesys has provided a range of products to support the transactional needs of enterprise customers including HR administration, benefits, payroll and tax filing services. Currently, they provide HRMS services for more than 1.6 million people at customers like Land’s End, Morris County – New Jersey and Tenet Healthcare Systems. Genesys is well respected for its proven, true multi-tenant payroll technology; their payroll, tax, benefits and HRMS services are sold primarily as software-as-a-service technology and support a diverse set of industries including government and hospital systems throughout the United States and Canada In addition, they spent the last several years developing a new .Net 2.0 version of their comprehensive web-based HRMS system which Salary.com will be bringing to market. The Genesys services offering scales to address the needs of companies of all sizes and requirements, including those in industries with complex needs such as government and healthcare.

Salary.com’s Chief Executive Officer Kent Plunkett said, “We congratulate the long efforts of Genesys founder and CEO Larry Munini and COO Ruth Ladner in transforming their business in the past few years to a next generation payroll, tax and benefits software-as-a-service firm. Genesys has a newly built Microsoft .Net 2.0 on-demand technology in its HRMS offering that powers a robust payroll services suite on par with leading service providers such as Ultimate Software, ADP and Ceridian.”

Leading industry analysts have predicted the convergence of strategic and transactional solutions as the future of HR. In a recent article, Hype Cycle for Human Capital Management Software, 2008, Thomas Otter and James Holincheck, stated, “For HR organizations to leverage technology to become more-strategic contributors to the business, the proper foundation must be in place. This means that organizations must implement core HRMSs (employee systems of record). Also, it is important to have a well integrated set of talent management applications built on top of a common competency foundation.”

Larry Munini, CEO and founder of Genesys stated, “Salary.com has the marketing power and the balance sheet to help us realize the value of our technology investment. The combined offerings of Salary.com’s compensation management, strategic talent management and competency products, when merged with our new Genesys core HCM services capability, should make the integrated company one of the leading players in this emerging new world of integrated strategic and transactional talent management.”

Plunkett has tapped human resources technology veterans Randy Cooper and Dave Fiacco to lead the new initiative. As President of Salary.com’s HRMS and Payroll division, Cooper will replace Genesys founder and current CEO Larry Munini, who will be retiring later in 2009. Cooper is the founder and former CEO of Empagio, Inc., a leading provider of mid-market focused human resource outsourcing solutions. Cooper has more than 20 years of executive leadership experience in the HRMS and payroll fields. Dave Fiacco, will be handling the service implementation and operations. Fiacco has held numerous executive-level positions over his 30-year career in business and information technology, including president of MyBenefitSource, Inc. a provider of integrated payroll, benefits and HR data management (acquired by H&R Block in 2003).

“Randy and Dave are well known and respected figures in the HR market and both have deep industry experience that will help to integrate the acquired solutions into our overall offering,” said Plunkett.

Financial terms and other transaction details are disclosed in a Form 8-K filed today with the Securities and Exchange Commission.

Thomas Weisel Partners LLP advised Salary.com in this transaction, while Cantor Fitzgerald & Co. served as financial advisor to Genesys.

About Salary.com, Inc.

Salary.com is a leading provider of on-demand compensation and talent management solutions helping businesses and individuals manage pay and performance. Salary.com’s highly configurable software applications, proprietary data and consulting services help HR and compensation professionals automate, streamline and optimize critical talent management processes including: market pricing, compensation planning, performance management, competency management and succession planning. Built with compensation and competency data at the core, Salary.com solutions provide businesses of all sizes with the most productive and cost-effective way to manage and inspire their most important asset — their people. For more information, visit www.salary.com.

About Genesys

Founded in 1981, Genesys is a proven Human Capital Management leader, providing solutions that transform the workplace and accelerate growth. The Company’s web-based suite, PeopleComeFirst®, streamlines human resources, benefit administration and payments, payroll processing, and tax filing. Implemented as either an On-Demand solution or as licensed software, PeopleComeFirst is also available to third party service providers through the HRO Partner Program. A trusted advisor committed to superior customer service, Genesys provides unprecedented choice, flexibility, and satisfaction to its clients. For more information, visit www.genesysHCM.com or call 800-580-5450.

Genesys solutions include:

•	Payroll and Tax Filing

•	Paycheck Distribution

•	HR and Benefits Administration

•	COBRA Administration

•	Flexible Spending Accounts

•	JCAHO Tracking

•	Garnishments

•	Unemployment Claims Management

•	Recruitment

•	Self Services

•	Year-End Services

Forward Looking Statements

This release contains “forward-looking” statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These are statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “may,” “will,” “expects,” “projects,” “anticipates,” “estimates,” “believes,” “intends,” “plans,” “should,” “seeks,” and similar expressions. This press release contains forward-looking statements relating to, among other things, Salary.com’s expectations and assumptions concerning future financial performance. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual future results to differ materially from those projected or contemplated in the forward-looking statements. Forward-looking statements may be significantly impacted by certain risks and uncertainties described in Salary.com’s filings with the Securities and Exchange Commission. The risks and uncertainties referred to above include, but are not limited to, risks associated with possible fluctuations in our operating results and rate of growth, our ability to close the Genesys acquisition on a timely basis and integrate it into our operations, our ability to expand our customer base and product and service offerings, our ability to continue to release and gain customer acceptance of new and improved versions of our service, successful customer deployment and utilization of our services, interruptions or delays in our service or our Web hosting, our business model, breach of our security measures, the emerging market in which we operate, performance of acquired businesses, our ability to hire, retain and motivate our employees and manage our growth, competition, and general economic conditions and other factors affecting spending by customers. Salary.com expressly disclaims any obligation to update any forward-looking statements.

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